                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                    FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): November 2, 2011

                                Aehr Test Systems
             (Exact name of Registrant as specified in its charter)

          California                    000-22893             94-2424084
(State or other jurisdiction of (Commission File Number)  (I.R.S. Employer
 incorporation or organization)                         Identification Number)

                               400 Kato Terrace
                           Fremont, California 94539
         (Address of principal executive offices, including zip code)

                                 510-623-9400
             (Registrant's telephone number, including area code)

                                     N/A
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

        On November 2, 2011, the Nasdaq Stock Market ("NASDAQ") notified Aehr Test Systems (the "Company"), that it no longer complies with Rule 5550(a)(2)(the "Minimum Bid Price Rule"), as the bid price of the Company's shares closed below the minimum $1.00 per share for the 30 consecutive business days prior to the date of the letter. In accordance with Rule 5810(c)(3)(A), the Company will be provided 180 calendar days, or until April 30, 2012, to regain compliance with the Minimum Bid Price Rule. The Company may regain compliance with the Minimum Bid Price Rule if the bid price of the Common Stock closes at $1.00 per share or more for a minimum of 10 consecutive business days at any time before April 30, 2012.

        If compliance with the Minimum Bid Price Rule cannot be demonstrated by April 30, 2012 and, except for the bid price requirement, the Company meets all other initial listing standards for The Nasdaq Capital Market set forth in Marketplace Rule 5505, then the Company may be granted an additional 180 calendar day period in which to demonstrate compliance with the Minimum Bid Price Rule. If the Company does not regain compliance with the Minimum Bid Price Rule prior to April 30, 2012 and is not eligible for the additional compliance period, then NASDAQ will notify the Company that the Common Stock will be delisted. At that time, the Company may appeal NASDAQ's determination to delist the Common Stock.

                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Aehr Test Systems
                                                  (Registrant)
Date:  November 7, 2011
                                          By:   /S/ GARY L. LARSON
                                               -------------------------
                                               Gary L. Larson
                                               Vice President of Finance and
                                               Chief Financial Officer